UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2020

Central Index Key Number of the issuing entity: 0001827054

Wells Fargo Commercial Mortgage Trust 2020-C58

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001592182

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-17	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 1.   Registrant’s Business and Operations.

Item 1.01.   Entry into a Material Definitive Agreement.

On December 16, 2020, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2020-C58 Commercial Mortgage Pass-Through Certificates, Series 2020-C58 (the “Certificates”) was issued by Wells Fargo Commercial Mortgage Trust 2020-C58 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of December 1, 2020 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “McClellan Park” on Exhibit B to the Pooling and Servicing Agreement (the “McClellan Park Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “McClellan Park Whole Loan”) that includes the McClellan Park Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the McClellan Park Whole Loan is to be serviced and administered (i) until the securitization of the related controlling pari passu companion loan, under that certain pooling and servicing agreement, dated and effective as of November 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as from time to time amended, supplemented or modified, relating to the issuance of the Benchmark 2020-B21 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-B21, and (ii) from and after the securitization of the related controlling pari passu companion loan, under the pooling and servicing agreement entered into in connection with that securitization.

On December 22, 2020, the related controlling pari passu companion loan related to the McClellan Park Whole Loan was securitized pursuant to the BANK 2020-BNK30 securitization transaction. As of such date, the McClellan Park Whole Loan, including the McClellan Park Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2020 (the “BANK 2020-BNK30 Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “Non-Serviced Master Servicer”), Greystone Servicing Company LLC, as general special servicer (the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The BANK 2020-BNK30 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the BANK 2020-BNK30 Pooling and Servicing Agreement applicable to the servicing of the McClellan Park Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 16, 2020 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

●	The primary servicing fee payable to the related Non-Serviced Master Servicer will accrue at a rate of 0.00125% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the McClellan Park Whole Loan).
●	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the McClellan Park Whole Loan if it is a specially serviced loan under the BANK 2020-BNK30 Pooling and Servicing Agreement will accrue at a rate equal to 0.25000% per annum. The special servicing fee is subject to a minimum fee of (i) $3,500 or (ii) if the risk retention consultation party under the BANK 2020-BNK30 Pooling and Servicing Agreement is entitled to consult with the Non-Serviced Special
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Servicer with respect to the McClellan Park Mortgage Loan, for so long as the McClellan Park Mortgage Loan is a specially serviced loan during the occurrence and continuance of a consultation termination event under the BANK 2020-BNK30 Pooling and Servicing Agreement, $5,000.

●	The workout fee payable to the related Non-Serviced Special Servicer with respect to the McClellan Park Whole Loan if it is a corrected loan under the BANK 2020-BNK30 Pooling and Servicing Agreement will be equal to equal to 1.0% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the McClellan Park Whole Loan (other than default interest and excess interest) made by the related borrower after any workout of the McClellan Park Whole Loan. The workout fee is subject to a minimum fee of $25,000 and is not subject to a cap.
●	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the McClellan Park Whole Loan will be equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the McClellan Park Whole Loan. The liquidation fee is subject to a minimum fee of $25,000 or 3.0%, whichever is less, and is not subject to a cap.
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Section 9.   Financial Statements and Exhibits.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2020, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: February 2, 2021

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2020, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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